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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT


    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): February 19, 1998


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                          Borland International, Inc.
               (Exact name of registrant as specified in charter)

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         Delaware                       33-80946                94-2895440
(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                File Number)          Identification No.)
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100 Borland Way, Scotts Valley, California               95066-3249
(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code   (408) 431-1000
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                                 Not applicable
         (Former name or former address, if changed since last report)
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ITEM 8. CHANGE IN FISCAL YEAR

        On February 19, 1998, the registrant resolved to adjust its fiscal year end. The fiscal year end will change from the last Saturday ending closest to December thirty-first, to December thirty-first. The change will be effective for calendar year 1998 starting with the period beginning January 1, 1998 and will be reflected in the Company's Annual Report on Form 10-K for the fiscal year ending December 31, 1998.



                                 SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        BORLAND INTERNATIONAL, INC.



        Date: March 5, 1998             By:  /s/ Hobart McK. Birmingham
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